UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

April 9, 2009	(March 31, 2009)
Date of Report	(Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On March 31, 2009, Fusion Telecommunications International Inc. (the “Company”) and a lender, that is also a related party shareholder of the Company, agreed to amend a promissory note (the “Amended Note”) originally issued October 22, 2008 (previously amended and restated on December 31, 2008 and October 31, 2008) evidencing $150,000 borrowed from the lender, which matures on May 31, 2010. The Amended Note bears interest on the unpaid principal amount of the Amended Note from date the Amended Note was issued until the outstanding principal amount of the Amended Note is paid in full, at the rate of 12% per annum. In the event that the Amended Note is not repaid by the maturity date, the Amended Note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The Amended Note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in these transactions is incorporated by reference as an exhibit to this report.

On April 3, 2009 and April 8, 2009, Fusion Telecommunications International, Inc. (the "Company") borrowed an aggregate amount of $100,000 from an entity that is also a related party shareholder of the Company. Each of the promissory notes evidencing these loans, which mature on June 3, 2010 and June 8, 2010 respectively, bears interest on the unpaid principal amount of the notes from the date the notes were issued until the outstanding principal amount of the notes is paid in full, at the rate of 12% per annum. In the event that any note is not repaid by the maturity date, that note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. These notes also grant the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in these transactions is incorporated by reference as an exhibit to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on November 24, 2008)
99.2	Form of Amended and Restated Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on January 7, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

	By:	/s/ BARBARA HUGHES
Barbara Hughes
April 9, 2009		as Chief Financial Officer